Significant transactions	9 Months Ended
Jul. 31, 2019
Text block [abstract]
Significant transactions

Note 3.    Significant transactions

Acquisition of Cleary Gull

On July 9, 2019, we announced that we had reached an agreement to acquire Cleary Gull, a Milwaukee-based boutique investment banking firm specializing in middle-market mergers and acquisitions, private capital placement and debt advisory across the United States. The transaction is not material and is expected to close in the fourth quarter of 2019, subject to customary closing conditions, including regulatory approvals. The results of the acquired business will be consolidated from the date of close and will be included in our Capital Markets strategic business unit.

Finalization of arrangement with Air Canada

Following the close of Air Canada’s acquisition of the Aeroplan loyalty business from Aimia Inc. on January 10, 2019, we will be offering credit cards under Air Canada’s new loyalty program, which is expected to launch in 2020. This program will allow CIBC’s Aeroplan cardholders to transfer their Aeroplan Miles to Air Canada’s new loyalty program.

To secure our participation in Air Canada’s new loyalty program for a period of 10 years, we paid Air Canada $200 million plus applicable sales tax, which we recognized as an expense in the first quarter of 2019. In addition, we made a payment of $92 million plus applicable sales tax in the first quarter of 2019 as a prepayment to be applied towards future monthly payments in respect of Aeroplan Miles over a 10-year period.